UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 19, 2025
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On February 19, 2025, Exelon Corporation (the “Company”) closed its public offering and sale of $1,000,000,000 aggregate principal amount of its 6.500% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2055 (the “notes”). Proceeds to the Company (after deducting underwriting discounts but before deducting offering expenses payable by the Company estimated at approximately $2.2 million) from the sale of the notes were approximately $990 million. The sale of the notes was registered under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-266487).

The purchase and sale of the notes was made pursuant to an underwriting agreement dated February 13, 2025, with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as the representatives of the several underwriters named on Schedule I thereto, pursuant to which the notes were issued and sold to such underwriters, severally and not jointly, for resale at a public offering price of 100.000% of the aggregate principal amount of the notes. A copy of the underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Interest on the notes accrues from and including February 19, 2025 and is payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2025, and at maturity on March 15, 2055. The notes bear interest (i) from and including February 19, 2025 to, but excluding, March 15, 2035 at the rate of 6.500% per annum and (ii) from and including March 15, 2035, during each Reset Period at a rate per annum equal to the Five-year U.S. Treasury Rate as of the most recent Reset Interest Determination Date plus a spread of 1.975%, to be reset on each Reset Date. So long as no event of default (as defined in the Indenture) with respect to the notes has occurred and is continuing, the Company may, at its option, defer interest payments on the notes, from time to time, for one or more deferral periods of up to 20 consecutive semi-annual interest payment periods each, except that no such optional deferral period may extend beyond the final maturity date of the notes or end on a day other than the day immediately preceding an interest payment date.

The Company may redeem some or all of the notes, at its option, in whole or in part (i) on any day in the period commencing on December 15, 2034 and ending on and including March 15, 2035 and (ii) after March 15, 2035, on any interest payment date, at a redemption price in cash equal to 100% of the principal amount of the notes being redeemed, plus, subject to the terms and conditions of the notes, accrued and unpaid interest on the notes to be redeemed to, but excluding, the redemption date. At the Company’s option, the Company may also redeem all of the notes upon the occurrence of certain specified events at the redemption prices provided therein, plus accrued and unpaid interest on the notes to, but excluding, the redemption date.

The foregoing description of some of the terms of the notes is not complete and is qualified in its entirety by the Third Supplemental Indenture, dated as of February 1, 2025, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee attached hereto as Exhibit 4.1 (the “Supplemental Indenture”), the form of note included therein and the Indenture (as defined below). The notes were issued pursuant to an indenture (the “Indenture”), dated as of June 17, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., which is incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated June 17, 2014 and filed with the United States Securities and Exchange Commission. Capitalized terms used, but not defined, in this Current Report on Form 8-K have the meanings set forth in the Supplemental Indenture.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement dated February 13, 2025 among the Company, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 17, 2014, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 17, 2014, Exhibit 4.1)
4.2	Third Supplemental Indenture, dated as of February 1, 2025, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of McGuireWoods LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *
This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved SEC investigation on Exelon's reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural, gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of the Company's credit ratings or other failure to satisfy the credit standards in the Company's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in the Company's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Company from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Company undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jeanne M. Jones
Jeanne M. Jones
Executive Vice President and Chief Financial Officer

February 19, 2025

EXHIBIT INDEX

Exhibit No.	Description
1.1
Underwriting Agreement dated February 13, 2025 among the Company, Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of June 17, 2014, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (file no. 1-16169, Form 8-K dated June 17, 2014, Exhibit 4.1)
4.2	Third Supplemental Indenture, dated as of February 1, 2025, among Exelon Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.
5.1	Exhibit 5 Opinion of Ballard Spahr LLP
8.1	Exhibit 8 Opinion of McGuireWoods LLP
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)